                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 12, 2003

                     Merrill Lynch Mortgage Investors, Inc.
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)

    Delaware                       333-106175                   13-3416059
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

  4 World Financial Center, 10th Floor
              New York, NY                                        10080
--------------------------------------------------------------------------------
(Address of principal executive offices)                         Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2.           Acquisition or Disposition of Assets: General.

         On December 12, 2003, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2003-G Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 3, 2003, as supplemented by the prospectus supplement dated December 10, 2003 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4A Certificates, the Class A-4B Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                            Description
-----------                            -----------
4.1                                    Trust Agreement between Merrill Lynch
                                       Mortgage Investors, Inc. and Wells Fargo
                                       Bank Minnesota, National Association, as
                                       trustee, dated as of November 1, 2003,
                                       for Merrill Lynch Mortgage Investors
                                       Trust Series MLCC 2003-G Mortgage
                                       Pass-Through Certificates.

99.1                                   Mortgage Loan Purchase and Sale
                                       Agreement, dated as of November 1, 2003, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage
                                       Investors, Inc., as Purchaser.

99.2 Reconstituted Servicing Agreement, dated as of November 1, 2003, among Cendant
                                       Mortgage Corporation and Merrill Lynch
                                       Credit Corporation.

99.3                                   Portfolio Servicing Agreement, dated as
                                       of January 28, 2000, among Cendant
                                       Mortgage Corporation and Merrill Lynch
                                       Credit Corporation

99.4                                   Amendment Agreement No. 1, dated as of
                                       January 2, 2001, among Cendant Mortgage
                                       Corporation and Merrill Lynch Credit
                                       Corporation

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: December 29, 2003

                                          By: /s/ Matthew Whalen
                                              ------------------
                                          Name:  Matthew Whalen
                                          Title: President

                                INDEX TO EXHIBITS

Exhibit No.                            Description
-----------                            -----------
4.1                                    Trust Agreement between Merrill Lynch
                                       Mortgage Investors, Inc. and Wells Fargo
                                       Bank Minnesota, National Association, as
                                       trustee, dated as of November 1, 2003,
                                       for Merrill Lynch Mortgage Investors
                                       Trust Series MLCC 2003-G Mortgage
                                       Pass-Through Certificates.

99.1                                   Mortgage Loan Purchase and Sale
                                       Agreement, dated as of November 1, 2003, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage
                                       Investors, Inc., as Purchaser.

99.2 Reconstituted Servicing Agreement, dated as of November 1, 2003, among Cendant
                                       Mortgage Corporation and Merrill Lynch
                                       Credit Corporation.

99.3                                   Portfolio Servicing Agreement, dated as
                                       of January 28, 2000, among Cendant
                                       Mortgage Corporation and Merrill Lynch
                                       Credit Corporation

99.4                                   Amendment Agreement No. 1, dated as of
                                       January 2, 2001, among Cendant Mortgage
                                       Corporation and Merrill Lynch Credit
                                       Corporation